October 2022 Investor Overview Exhibit 99.1

October 25, 2022 Disclaimer Forward Looking Statements This presentation contains forward-looking statements including, but not limited to, statements regarding our short-term and long-term financial targets, expectations and objectives; business outlook, opportunities and strategies; customer demand and market expansion; strategies related to our products and technology; industry growth rates; software trends; planned acquisitions and buybacks; and the continued impact of the COVID-19 pandemic. These statements involve risks, uncertainties and other factors that could cause our actual results, time frames or achievements to differ materially from those expressed or implied in our forward-looking statements. Such risks, uncertainties and factors include, but are not limited to: risks from the recessionary business environment, inflation, operations and financial condition; risks and compliance obligations relating to the global nature of our operations; macroeconomic conditions and uncertainty in the global economy; fluctuation of our operating results; the ability to integrate acquisitions, including BluJay Solutions and Logistyx; and more. Additional information on potential risks, uncertainties and other factors that could affect our results is included in filings we make with the Securities and Exchange Commission from time to time, including in the section entitled "Risk Factors" in our Annual Report on Form 10-K and in our Quarterly Reports on Form 10-Q. We undertake no duty, and do not intend, to update any forward-looking statement, whether as a result of new information, future events or otherwise, unless required by law. Non-GAAP Financial Measures This presentation includes certain financial measures not presented in accordance with generally accepted accounting principles (“GAAP”) including, but not limited to, Pro Forma Adjusted EBITDA and certain ratios and other metrics derived therefrom. These non-GAAP financial measures are not measures of financial performance in accordance with GAAP and may exclude items that are significant in understanding and assessing our financial results. Therefore, these measures should not be considered in isolation or as an alternative to net income, cash flows from operations or other measures of profitability, liquidity or performance under GAAP. You should be aware that our presentation of these measures may not be comparable to similarly-titled measures used by other companies. We believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to our financial condition and results of operations. We believe that the use of these non-GAAP financial measures provide an additional tool for investors to use in evaluating ongoing operating results and trends in and in comparing our financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. These non-GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. Please refer to footnotes were presented on each page of this presentation. This presentation also includes certain projections of non-GAAP financial measures. Due to the high variability and difficulty in making accurate forecasts and projections of some of the information excluded from these projected measures, together with some of the excluded information not being ascertainable or accessible, we are unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measures without unreasonable effort. Consequently, no disclosure of estimated comparable GAAP measures is included, and no reconciliation of the forward-looking non-GAAP financial measures is included.

Business Overview

Our Mission Build the most comprehensive and capable end-to-end global supply chain software ecosystem combining networks, data and applications to deliver enduring customer value E2open is a connected supply chain software platform that enables the world’s largest companies to transform the way they make, move, and sell goods and services

(1) FY23 full year guidance mid-point as of October 11, 2022 (2) FY22 pro forma to FY23 guidance midpoint constant currency organic growth  (3) Includes $20M of previously announced investment spend $672M FY23 Total Revenue(1) ~4,000 Global Employees 11% Revenue Growth(2) $220M FY23  Adjusted EBITDA(1,3) Largest cloud software platform for supply chain © e2open LLC 2022. All Rights Reserved. Confidential Rule Of 40+ Business

The Supply Chain Platform Built for the Digital Economy

The Connected Supply Chain Platform

AI Driven Applications - Unified Decision Making - Single Pane of Glass

Demand	Planning	Global Trade	Logistics	Supply
Manage partners, incentive programs, channel inventory and retail promotions with decision-grade data and proven AI technology	Scenario-based planning and execution capabilities. Balance demand, supply, inventory and financial targets	Leverage current, comprehensive data for cross-border transactions. Reduce risk of non-compliance, avoiding delays at the border, criminal liability and fines	Manage every aspect of transportation planning, optimization, booking, shipment tracking and payments	Automate and collaborate directly with suppliers and contract manufacturers—and their suppliers

E2net Open Partner Network

e2open
© e2open LLC 2022. All Rights Reserved. Confidential
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Four Ecosystems   |   415,000 Connected Enterprises    |   13B Transactions Annually Demand Ecosystem 800K active channel partners 935M annual channel sales transactions $7B incentives managed Global Trade Ecosystem 28M annual export sales order lines 50B annual restricted party list screenings 225 countries, territories, jurisdictions covered Supply Ecosystem 145M annual orders 55M annual shipments 24M annual invoices Logistics Ecosystem $22B annual TMS freight spend 24% of global ocean bookings 71M containers tracked The Connected Supply Chain Platform E2net Open Partner Network The World’s Largest Network of Interconnected Partners © e2open LLC 2022. All Rights Reserved. Confidential

Providing clients tangible benefit “Once you can see the shipments moving in transit, you can predict any late shipments and adjust. NCR will see a seven-figure benefit from the implementation; it has added definite value for us.” Director, Global Logistics Sourcing, NCR “Centralizing and automating our export control processes, and particularly our trade compliance, not only reduces risk for Sandvik, but opens new opportunities to do more business worldwide.” Manager Group Function, Trade Compliance, Sandvik “Having visibility to the supply chain gives us and our suppliers the ability to plan its capacity, its resources, its material; it really helps with cost as well to have it all tied together.” Vice President, Industrial Systems. L’Oreal “Working with E2open enables us to better fulfill short supplier lead times, reduce inventory levels, and dramatically improve inventory turns—all while lowering the total cost of ownership to our customers.” CPO and EVP, Supply Chain Solutions, Celestica © e2open LLC 2022. All Rights Reserved. Confidential

15 Years  Average Client Tenure(1) 3 Years  Average Client Contract ~650 Large Enterprise Clients(2) ~ 108% Net Client Retention(3) (1) Average customer tenure based on weighted ARR; top 100 clients (2) Large Enterprise Customers defined as >$1B revenue and > $50K ARR (3) TTM revenue retention as of 2/28/2022   Strong Client Traction and Value Creation © e2open LLC 2022. All Rights Reserved. Confidential

Balanced and Diverse Customer Base (1) Consumer: Includes CPG, Apparel, Footwear and Retail.  (2) Industrial: Includes Aerospace & Defense / Automotive.  (3) Other: Includes Agriculture, Business and Financial Services, Education, Medical devices, Oil & Gas, Non-profit and Pharma and Biotech. © e2open LLC 2022. All Rights Reserved. Confidential Technology Transportation Consumer Industrial Other % Total Customer Count by Industry Technology Transportation Consumer Industrial Other % Total Customers by ARR (1) (1) (2) (2) (3) (3)

Growth Through Partnerships Market Expansion System Integrators & BPO Technology & Content © e2open LLC 2022. All Rights Reserved. Confidential

FY 2016 ~$74M Rev  Negative EBITDA ~50% GM ~(5%) Organic Growth Today – FY2023E(1) $672M Rev $220M Adj EBITDA 69% GM 11% Organic Growth 2015 New Management Team / New Direction July 2015 2016 CPG Demand Sensing March 2016 Retail Demand Signal Repositories June 2016 2017 Sales & Operations Planning February 2017 Indirect Sales Channel Visibility November 2017 Sales Channel Performance December 2017 2018 Cloud-based TMS October 2018 Ocean Shipping Network November 2018 2019 Channel Marketing Automation June 2019 Global Trade Network May 2019 2021 Global Transportation Management September 2021 2022 Multi-Carrier E-Commerce Shipping March 2022 (1) Based on FY2023 full year guidance mid-point ; constant currency growth rates (2) FY16 to FY23 guidance midpoint Organic Growth Acceleration and Strategic M&A Lead to Nearly 10X Revenue Scale and $220M EBITDA Run Rate in 7 Years  © e2open LLC 2022. All Rights Reserved. Confidential ~37% Revenue CAGR(2)

ESG at e2open

E2open is committed to unifying and optimizing global supply chains through technology and collective actions that improve quality of life, enrich outcomes, and drive meaningful change.

Planet

- Minimize the impact of our own activities and supply chain with a focus on renewables, carbon emissions reduction toward net zero, and reducing waste
- Promote environmental stewardship through the conservation of natural resources and organizational activities

People

- Champion diversity, equity, and inclusion through focused recruiting and retention efforts, employee resource groups, training, and awareness activities
- Build a culture that enables talented individuals to meet their full potential through training and development, employee recognition, and increased engagement
- Support and help communities thrive through philanthropic and volunteer activities

Platform

- Leverage innovation and technology to enable world-class supply chain efficiencies that reduce emissions and waste, conserve natural resources, and improve lifecycle management
- Respect human rights and be an advocate for them in the supply chain
- Protect and secure data and infrastructure

Policy

- Improved accountability and transparency
- Maintain high ethical standards at all times
- Integrate ESG elements into business strategy for continued growth

e2open © e2open LLC 2022. All Rights Reserved. Confidential

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The Opportunity  DRAFT

Disparate Systems Disparate Data Point Solutions Misaligned priorities leading disconnected and uniformed decision making A series of hasty decisions and delayed responses resulting in poor outcomes Unified supply chain technology platform and interconnected partner network Timely, accurate, and complete data enabling decision grade insight and information Real-time decision making capabilities and automated responses Business transformation and a supply chain working together as one Disconnected processes, systems, applications and data Late, inaccurate and incomplete data leading to indecision Integrated Connected Decisions Proactive Harmonized NOT Integrated E2open uniquely positioned to solve increasingly complex supply chain challenges Poor Data Siloed Decisions Reactive FROM TO Structural Challenges of Today’s Supply Chains The Modern Supply Chain © e2open LLC 2022. All Rights Reserved. Confidential

This challenge has created a large untapped market

$54B

Total Addressable Market[1]

$1B

Existing Customer White Space[2]

(1) $54B+ TAM includes only the company's current core markets of North America and Europe. $45B of TAM is based on bottoms-up build by industry, company size and level of supply chain complexity plus an estimated $9B from middle market customers related to BluJay Solutions.

(2) Excludes customers with less than $50K ARR

e2open © e2open LLC 2022. All Rights Reserved. Confidential

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E2open is the Only Platform Combining End-to-End Applications With the Largest Network, Producing Decision-Grade Data


Planning[1]
Execution[2]
Anaplan
Coupa
Dassault
o9 Solutions
Wolters Kluwer
Blue Yonder
Manhattan
Oracle
SAP
3T Logistics
Alpega Group
C.H. Robinson
Shipwell
Transplace
e2open
Infor
Kinaxis
One Network
OpenText
Pagero
Siemens
TrueCommerce
Multi-enterprise Networks[3]

The only network with planning and execution capabilities

- ✓ Multi-tier, Multi-enterprise connections for timely data
- ✓ End-to-end AI/ML-enabled algorithmic applications for holistic decisions
- ✓ Permissioned collaborative platform for all participants across the entire supply chain

Competitors deliver point solutions without real-time access to data

- Most Planning or Execution vendors lack a Network
- Planning or Execution vendors typically operate within an industry niche
- Network players cannot match the industry process breadth and connectivity complexity ability of e2net

1. Gartner Magic Quadrant for ***Supply Chain Planning***
2. Gartner Magic Quadrant for ***Transportation Management Systems***
3. Gartner Magic Quadrant for ***Multi-enterprise Supply Chain Business Networks***

e2open
© e2open LLC 2022. All Rights Reserved. Confidential
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Financial Highlights

Note: FY2022 Non-GAAP metrics as reported Q4'22 Non-GAAP Revenue Non-GAAP Gross Margin 34% Adjusted EBITDA Margin 81% Subscription 19% Services FY'22 Financial Highlights © e2open LLC 2022. All Rights Reserved. Confidential 71.8%

Long-term Target Model (1) Excluding M&A or one time capex Long-term targets as of Fiscal-year end 2022 12%+ Revenue Growth Non-GAAP GROSS PROFIT MARGIN 70%’s MID Mid 30’s%+ Adjusted EBITDA Margin 5-6% CAPEX as a % of Revenue(1) © e2open LLC 2022. All Rights Reserved. Confidential

Appendix

October 25, 2022 Fiscal Year 2022 Pro Forma Revenue Reconciliation ($ in millions)  FY2022(3) FY2021(1) Total GAAP Revenue  $425.6  $330.0  Deferred revenue purchase accounting adjustment (2)  53.6  7.8  BluJay pre-acquisition revenue  - 93.3  Total non-GAAP revenue  $479.1  $431.1  GAAP Subscription Revenue  $335.5  $273.8  Deferred revenue purchase accounting adjustment (2)  53.6  7.8  BluJay pre-acquisition revenue  - 72.8  Non-GAAP subscription revenue $389.0  $354.4  GAAP Professional Services and Other Revenue  $90.0  $56.2  BluJay pre-acquisition revenue  - 20.5  Non-GAAP professional services and other revenue  $90.0  $76.7  (1) Non-GAAP proforma inclusive of BluJay, as if acquired on September 1, 2020.  (2) Non-GAAP revenue adds back amortization of the purchase accounting fair value adjustment to deferred revenue resulting for the business combination as required by GAAP.  (3) Non-GAAP as reported Q4'22. Does not include Logistyx.

October 25, 2022 Fiscal Year 2022 Pro Forma Gross Profit Reconciliation ($ in millions) FY 2022(5) FY 2021(1) GAAP Gross profit $202.6 $198.8   Deferred revenue purchase accounting adjustment(2) 53.6 7.8   Depreciation expenses 11.1 6.9   Amortization of intangible assets 73.8 23.0   Share-based compensation(3) 1.3 3.9   Non-recurring/non-operating costs(4) 1.6 0.4 Non-GAAP gross profit $344.0 $240.8   Pre-Acquisition gross profit - 61.5 Total Non-GAAP gross profit $344.0 $302.3 Non-GAAP Gross Margin % 71.8% 70.1% (1) Non-GAAP proforma inclusive of BluJay, as if acquired on September 1, 2020.  (2) Non-GAAP revenue adds back amortization of the purchase accounting fair value adjustment to deferred revenue resulting for the business combination as required by GAAP.  (3)  Reflects non-cash, long-term share-based and unit-based compensation expense, primarily related to senior management.  (4) Primarily includes foreign currency exchange gain and losses and other non-recurring expenses such as systems integrations, legal entity simplification and advisory fees. (5) Non-GAAP as reported Q4'22.  Does not include Logistyx.

October 25, 2022 Fiscal Year 2022 Pro Forma Adjusted EBITDA Reconciliation ($ in millions) FY 2022(10) FY 2021(1) Net income (loss)  $(189.9)  $(35.1)  Interest expense, net  32.6  67.1  Income tax benefit  (30.1)  (7.3)  Depreciation and amortization  142.6  69.6  EBITDA  $(44.7)  $94.4  Deferred revenue purchase accounting adjustment (2)  53.6  7.8  Share-based compensation (3)  11.3  41.1  Non-recurring/non-operating costs (4)  9.7  4.4  Acquisition-related adjustments (5)  64.4  18.7  Change in tax receivable agreement liability (6)  0.2  -  Change in fair value of warrant liability (7)  (1.6)  (23.2)  Change in fair value of contingent consideration (8)  69.8  (33.7)  Adjusted EBITDA  $162.5  $109.5  BluJay pre-acquisition EBITDA and other (9)  - 34.2  Total adjusted EBITDA  $162.5  $143.7  Adjusted EBITDA Margin %  33.9%  33.3%  (1) Non-GAAP proforma inclusive of BluJay, as if acquired on September 1, 2020. (2) Non-GAAP revenue adds back amortization of the purchase accounting fair value adjustment to deferred revenue resulting for the business combination as required by GAAP. (3) Reflects non-cash, long-term share-based and unit-based compensation expense, primarily related to senior management.  (4)Primarily includes foreign currency exchange gain and losses and other non-recurring expenses such as systems integrations, legal entity simplification and advisory fees.  (5) Primarily includes advisory, consulting, accounting and legal expenses incurred in connection with mergers and acquisitions activities, including related valuation, negotiation and integration costs and capital-raising activities, including costs related to the Business Combination.   (6) Represents the expense related to the change in the fair value of the tax receivable agreement liability, including interest. (7) Represents the fair value adjustment at each balance sheet date of the warrant liability related to the public, private placement and forward purchase warrants. (8) Represents the fair value adjustment at each balance sheet date of the contingent consideration liability related to the restricted Series B-1 and B-2 common stock and Sponsor Side Letter. (9) Includes Revenue and Adjusted EBITDA for BluJay Solutions for the pre-acquisition periods, as well as an adjustment for deferred commissions for adoption of ASC 606.  (10) Non-GAAP as reported Q4'22.  Does not include Logistyx.

October 25, 2022 Fiscal Year 2022 Adjusted Unlevered Free Cash Flow Conversion ($ in millions) Q1 22 Q2 22 Q3 22 Q4 22 FY 22 Adjusted EBITDA 29.2 33.5 45.9 53.9 162.5 Normalized capital expenditures (11.9) (4.8) (6.8) (6.4) (29.9) Adjusted Unlevered Free Cash Flow $17.3 $28.7 $39.1 $48.5 $132.6 Non-GAAP revenue 88.8 92.3 147.4 150.6 479.1 Free Cash Flow % of revenue 19.5% 31.1% 26.5% 32.2% 27.7% Free Cash Flow % of adjusted EBITDA 59.2% 85.7% 85.2% 90.0% 81.6%       Capital expenditures (12.4) (5.0) (7.2) (7.2) (31.8) Less M+A related capital expenditures (2) 0.5 0.2 0.4 0.8 1.9 Normalized capital expenditures (11.9) (4.8) (6.8) (6.4) (29.9) (1) Adjusted unlevered free cash flow is a performance metric that illustrates the cash available through the operations of the business after normalized capital expenditures excluding interest, taxes, acquisition-related expenses and non-recurring/non-operating costs. Non-cash expenses are also excluded from this metric. Non-cash expenses include changes in the tax receivable agreement liability, changes in the fair value of warrants, changes in the fair value of contingent consideration and share-based compensation.   (2) Primarily includes hardware and software purchases for integrating data center operations of newly acquired companies